Exhibit 10.13


                                    AGREEMENT

         Agreement by and between Mary Winston ("Employee" or "you") and Scholastic Inc. (the "Company"). This Agreement shall be effective as of the last date of signing below.

         1. This Agreement confirms our understanding that in the event the Company terminates your employment other than for cause, you shall receive a lump sum payment, in lieu of severance, equivalent to twelve (12) months of salary, at your then current base salary.

         2. You understand that this Agreement constitutes the complete understanding between the Company and you, and supersedes any and all agreements, understandings, and discussions, whether written or oral, between you and the Company with regard to the subject hereof. No other promises or agreements shall be binding unless in writing and signed by both the Company and you after the Effective Date of this Agreement.


Print Name: Mary A. Winston                                Date: August 5, 2005
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Signature:  /s/ Mary A. Winston
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SCHOLASTIC INC.

By:  /s/ Richard Robinson                                  Date: August 5, 2005
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